EXECUTION COPY





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                                    INDENTURE


                                     Between


                        ACE RV AND MARINE TRUST 2001-RV1
                                    as Issuer


                                       And


                            THE CHASE MANHATTAN BANK
                              as Indenture Trustee




                            Dated as of June 1, 2001






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
                                Table of Contents


ARTICLE I            DEFINITIONS AND INCORPORATION BY REFERENCE..............2

     SECTION 1.1     Definitions.............................................2
     SECTION 1.2     Incorporation by Reference of Trust Indenture Act.......2
     SECTION 1.3     Other Interpretive Provisions...........................2

ARTICLE II           THE NOTES...............................................3

     SECTION 2.1     Form....................................................3
     SECTION 2.2     Execution, Authentication and Delivery..................3
     SECTION 2.3     Temporary Notes.........................................4
     SECTION 2.4     Registration of Transfer and Exchange...................5
     SECTION 2.5     Mutilated, Destroyed, Lost or Stolen Notes..............6
     SECTION 2.6     Persons Deemed Owner....................................7
     SECTION 2.7     Payment of Principal and Interest; Defaulted Interest...7
     SECTION 2.8     Cancellation............................................8
     SECTION 2.9     Release of Collateral...................................8
     SECTION 2.10    Book-Entry Notes........................................9
     SECTION 2.11    Notices to Clearing Agency..............................9
     SECTION 2.12    Definitive Notes.......................................10
     SECTION 2.13    Authenticating Agents..................................10
     SECTION 2.14    Tax Treatment..........................................11
     SECTION 2.15    Paying Agents..........................................11
     SECTION 2.16    Restrictions on Class E Note Transferability...........12

ARTICLE III          COVENANTS..............................................13

     SECTION 3.1     Payment of Principal and Interest......................13
     SECTION 3.2     Maintenance of Office or Agency........................13
     SECTION 3.3     Money for Payments To Be Held in Trust.................14
     SECTION 3.4     Existence..............................................15
     SECTION 3.5     Protection of Trust Estate.............................15
     SECTION 3.6     Opinions as to Trust Estate............................16
     SECTION 3.7     Performance of Obligations; Servicing of Receivables...16
     SECTION 3.8     Negative Covenants.....................................18
     SECTION 3.9     Annual Statement as to Compliance......................19
     SECTION 3.10    Issuer May Consolidate, Etc. Only on Certain Terms.....19
     SECTION 3.11    Successor or Transferee................................21
     SECTION 3.12    No Other Business......................................21
     SECTION 3.13    No Borrowing...........................................21
     SECTION 3.14    Servicer's Obligations.................................21
     SECTION 3.15    Guarantees, Loans, Advances and Other Liabilities......21
     SECTION 3.16    Capital Expenditures...................................21
     SECTION 3.17    Restricted Payments....................................22
     SECTION 3.18    Notice of Events of Default............................22
     SECTION 3.19    Further Instruments and Acts...........................22
     SECTION 3.20    Removal of Administrator...............................22

ARTICLE IV           SATISFACTION AND DISCHARGE.............................22

     SECTION 4.1     Satisfaction and Discharge of Indenture................22
     SECTION 4.2     Application of Trust Money.............................23
     SECTION 4.3     Repayment of Moneys Held by Paying Agent...............24

ARTICLE V            REMEDIES...............................................24

     SECTION 5.1     Events of Default......................................24
     SECTION 5.2     Acceleration of Maturity; Rescission and Annulment.....25
     SECTION 5.3     Collection of Indebtedness and Suits for Enforcement
                        by Indenture Trustee................................26
     SECTION 5.4     Remedies; Priorities...................................28
     SECTION 5.5     Optional Preservation of the Receivables...............31
     SECTION 5.6     Limitation of Suits....................................31
     SECTION 5.7     Unconditional Rights of Noteholders To Receive
                        Principal and Interest..............................32
     SECTION 5.8     Restoration of Rights and Remedies.....................32
     SECTION 5.9     Rights and Remedies Cumulative.........................32
     SECTION 5.10    Delay or Omission Not a Waiver.........................32
     SECTION 5.11    Control by Controlling Note Class of Noteholders.......33
     SECTION 5.12    Waiver of Past Defaults................................33
     SECTION 5.13    Undertaking for Costs..................................34
     SECTION 5.14    Waiver of Stay or Extension Laws.......................34
     SECTION 5.15    Action on Notes........................................34
     SECTION 5.16    Performance and Enforcement of Certain Obligations.....34

ARTICLE VI           INDENTURE TRUSTEE......................................35

     SECTION 6.1     Duties of Indenture Trustee............................35
     SECTION 6.2     Rights of Indenture Trustee............................37
     SECTION 6.3     Individual Rights of Indenture Trustee.................38
     SECTION 6.4     Indenture Trustee's Disclaimer.........................39
     SECTION 6.5     Notice of Defaults.....................................39
     SECTION 6.6     Reports by Indenture Trustee to Holders................39
     SECTION 6.7     Compensation and Indemnity.............................39
     SECTION 6.8     Replacement of Indenture Trustee.......................39
     SECTION 6.9     Successor Indenture Trustee by Merger..................40
     SECTION 6.10    Appointment of Co-Indenture Trustee or Separate
                       Indenture Trustee....................................41
     SECTION 6.11    Eligibility; Disqualification..........................42
     SECTION 6.12    Preferential Collection of Claims Against Issuer.......43

ARTICLE VII          NOTEHOLDERS' LISTS AND REPORTS.........................43

     SECTION 7.1     Issuer to Furnish Indenture Trustee Names and
                        Addresses of Noteholders............................43
     SECTION 7.2     Preservation of Information; Communications to
                        Noteholders.........................................43
     SECTION 7.3     Reports by Issuer......................................44
     SECTION 7.4     Reports by Indenture Trustee...........................44

ARTICLE VIII         ACCOUNTS, DISBURSEMENTS AND RELEASES...................45

     SECTION 8.1     Collection of Money....................................45
     SECTION 8.2     Trust Accounts.........................................45
     SECTION 8.3     General Provisions Regarding Accounts..................49
     SECTION 8.4     Release of Trust Estate................................50
     SECTION 8.5     Opinion of Counsel.....................................50

ARTICLE IX           SUPPLEMENTAL INDENTURES................................51

     SECTION 9.1     Supplemental Indentures Without Consent of Noteholders.51
     SECTION 9.2     Supplemental Indentures with Consent of Noteholders....52
     SECTION 9.3     Execution of Supplemental Indentures...................54
     SECTION 9.4     Effect of Supplemental Indenture.......................54
     SECTION 9.5     Conformity With Trust Indenture Act....................54
     SECTION 9.6     Reference in Notes to Supplemental Indentures..........54

ARTICLE X            REDEMPTION OF NOTES....................................54

     SECTION 10.1    Redemption.............................................54
     SECTION 10.2    Form of Redemption Notice..............................55
     SECTION 10.3    Notes Payable on Redemption Date.......................55

ARTICLE XI           MISCELLANEOUS..........................................55

     SECTION 11.1    Compliance Certificates and Opinions, etc..............55
     SECTION 11.2    Form of Documents Delivered to Indenture Trustee.......57
     SECTION 11.3    Acts of Noteholders....................................58
     SECTION 11.4    Notices, etc., to Indenture Trustee, Issuer and
                        Rating Agencies.....................................58
     SECTION 11.5    Notices to Noteholders; Waiver.........................59
     SECTION 11.6    Alternate Payment and Notice Provisions................60
     SECTION 11.7    Conflict with Trust Indenture Act......................60
     SECTION 11.8    Effect of Headings and Table of Contents...............60
     SECTION 11.9    Successors and Assigns.................................60
     SECTION 11.10   Severability...........................................60
     SECTION 11.11   Benefits of Indenture..................................60
     SECTION 11.12   Legal Holidays.........................................60
     SECTION 11.13   GOVERNING LAW..........................................61
     SECTION 11.14   Counterparts...........................................61
     SECTION 11.15   Recording of Indenture.................................61
     SECTION 11.16   Trust Obligation.......................................61
     SECTION 11.17   No Petition............................................62
     SECTION 11.18   Inspection.............................................62
     SECTION 11.19   Confidential Information...............................63

     INDENTURE dated as of June 1, 2001, (as from time to time amended, supplemented or otherwise modified and in effect, this "Indenture") between ACE RV and Marine Trust 2001-RV1, a Delaware business trust ("Issuer"), and The Chase Manhattan Bank, a New York banking corporation, solely as indenture trustee and not in its individual capacity ("Indenture Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of Issuer's 4.05% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), 4.85% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), 5.36% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), 5.75% Class A-4 Asset Backed Notes (the "Class A-4 Notes") 6.30% Class A-5 Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), 6.61% Class B Asset Backed Notes (the "Class B Notes"), 6.85% Class C Asset Backed Notes (the "Class C Notes"), 7.58% Class D Asset Backed Notes (the "Class D Notes" and, together with the Class A Notes, the Class B Notes and the Class C Notes, the "Publicly Offered Notes"), and 8.70% Class E Asset Backed Notes (the "Class E Note", and, together with the Publicly Offered Notes, the "Notes"):

                                 GRANTING CLAUSE

     Issuer hereby Grants to Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of Issuer's right, title and interest in and to: (a) the Receivables, and all moneys received thereon on or after the Cutoff Date; (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Issuer in the Financed Vehicles and any other property that shall secure the Receivables; (c) any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or Obligors or from claims under any lender's single interest insurance policy naming any Originator as an insured; (d) any proceeds with respect to (i) any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of a representation or warranty in the related Dealer Agreement, (ii) a default by an Obligor resulting in the repossession of the Financed Vehicle, or (iii) any Dealer Recourse and other rights under Dealer Agreements; (e) all the Seller's rights under the Purchase Agreement; (f) any instrument or document relating to the Receivables; (g) all funds on deposit from time to time in the Trust Accounts and in all investments and proceeds thereof (including the Reserve Account Property); (h) the Issuer's rights under the Sale and Servicing Agreement; and (i) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral"). The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

                                   ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE.

     SECTION 1.1 DEFINITIONS. Capitalized terms are used in this Indenture as defined in Appendix X to the Sale and Servicing Agreement dated as of June 1, 2001, among ACE Securities Corp., as Seller, the Issuer, Wells Fargo Bank Northwest, N.A., Wells Fargo Bank New Mexico, N.A., Wells Fargo Bank, N.A, as Servicer and Custodian and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee").

     SECTION 1.2 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     (a) "Commission" means the Securities and Exchange Commission.

     (b) "indenture securities" means the Notes.

     (c) "indenture security holder" means a Noteholder.

     (d) "indenture to be qualified" means this Indenture.

     (e) "indenture trustee" or "institutional trustee" means Indenture Trustee

     (f) "obligor" on the indenture securities means Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     SECTION 1.3 OTHER INTERPRETIVE PROVISIONS. All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Indenture and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Indenture, and accounting terms partly defined in this Indenture to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular provision of this Indenture; (c) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Indenture and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (d) the term "including" means "including without limitation"; (e) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (f) references to any Person include that Person's successors and assigns; and (g) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                   ARTICLE II
                                    THE NOTES

     SECTION 2.1 FORM.

     (a) The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes, in each case together with Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, B, C, D and E, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     (b) The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     (c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2, A-3, A-4, A-5, B, C, D and E are part of the terms of this Indenture.

     SECTION 2.2 EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     (a) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of Issuer shall bind Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     (b) Indenture Trustee shall upon Issuer Order authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $122,000,000, Class A-2 Notes for original issue in the aggregate principal amount of $40,000,000, Class A-3 Notes for original issue in the aggregate principal amount of $52,000,000, Class A-4 Notes for original issue in the aggregate principal amount of $20,000,000, Class A-5 Notes for original issue in the aggregate principal amount of $44,805,000, Class B Notes for original issue in the aggregate principal amount of $20,025,000, Class C Notes for original issue in the aggregate principal amount of $7,702,000, Class D Notes for original issue in the aggregate principal amount of $4,621,000 and Class E Notes for original issue in the aggregate principal amount of $3,081,000. The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes outstanding at any time may not exceed such amounts except as provided in Section 2.5.

     (c) Each Note shall be dated the date of its authentication. The Notes (other than the Class E Notes) shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples thereof (except for one Note of each class which may be issued in a denomination other than an integral multiple of $1,000). The Class E Notes shall be issuable as registered Notes in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof (except for one Note which may be issued in a denomination other than an integral multiple of $1,000).

     (d) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.3 TEMPORARY NOTES.

     (a) Pending the preparation of Definitive Notes, Issuer may execute, and upon receipt of an Issuer Order, Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     (b) If temporary Notes are issued, Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, Issuer shall execute and Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

     SECTION 2.4 REGISTRATION OF TRANSFER AND EXCHANGE.

     (a) Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, Issuer shall provide for the registration of Notes and the registration of transfers of Notes. Indenture Trustee shall initially be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     (b) If a Person other than Indenture Trustee is appointed by Issuer as Note Registrar, Issuer will give Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

     (c) Upon surrender for registration of transfer of any Note at the office or agency of Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(1) of the UCC are met, Issuer shall execute and upon its written request Indenture Trustee shall authenticate and the Noteholder shall obtain from Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount.

     (d) At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of
Section 8-401(1) of the UCC are met Issuer shall execute and upon its written request Indenture Trustee shall authenticate and the Noteholder shall obtain from Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

     (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     (f) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to Note Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of Note Registrar which requirements include membership or participation in a Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as Indenture Trustee may require.

     (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

     (h) The preceding provisions of this section notwithstanding, Issuer shall not be required to make and Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

     (i) No Note, or any interest therein, may be transferred to an "employee benefit plan" within the meaning of Section 3(3) of ERISA that is subject to ERISA, a "plan" described in Section 4975(e)(1) of the Code, any entity that is deemed to hold "plan assets" of any of the foregoing by reason of an employee benefit plan's or other plan's investment in such entity, or any governmental plan subject to applicable law that is substantially similar to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code, unless such transferee is acquiring a Class of Notes other than the Class E Notes and it represents, warrants and covenants that its purchase and holding of such Note is and will be eligible for, and satisfies and will satisfy all the requirements of, Department of Labor prohibited transaction class exemption ("PTE") 90-1; PTE 96-23; PTE 95-60: PTE 91-38; PTE 84-14 or another applicable prohibited transaction exemption (or in the case of a governmental plan, will not violate any applicable law that is substantially similar to ERISA or Section 4975 of the
Code). By its acquisition of a Note (other than a Class E Note) or any interest therein, each transferee will be deemed to have represented, warranted and covenanted that it satisfies the foregoing requirements and the Indenture Trustee may rely conclusively on the same for purposes hereof.

     SECTION 2.5 MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

     (a) If (i) any mutilated Note is surrendered to Indenture Trustee, or Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to Indenture Trustee such security or indemnity as may be required by it to hold Issuer and Indenture Trustee harmless, then, in the absence of notice to Issuer, Note Registrar or Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, Issuer shall execute and upon its written request Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, Issuer may upon delivery of the security or indemnity herein required pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, Issuer and Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by Issuer or Indenture Trustee in connection therewith.

     (b) Upon the issuance of any replacement Note under this Section, Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of Indenture Trustee) connected therewith.

     (c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.6 PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, Issuer, Indenture Trustee and any agent of Issuer or Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither Issuer, Indenture Trustee nor any agent of Issuer or Indenture Trustee shall be affected by notice to the contrary.

     SECTION 2.7 PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

     (a) The Notes shall accrue interest as provided in the forms of the Class A-1 Note, Class A-2 Note, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, set forth in Exhibits A-1, A-2, A-3, A-4, A-5, B, C, D and E, respectively, and such interest shall be payable on each Payment Date as specified therein, subject to Section
3.1. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to
Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

     (b) The principal of each Note shall be payable on each Payment Date as provided in the forms of the Class A-1 Note, Class A-2 Note, Class A-3 Note, Class A-4 Note, Class A-5 Note, Class B Note, Class C Note, Class D Note and Class E Note, set forth in Exhibits A-1, A-2, A-3, A-4, A-5, B, C, D and E, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 and, in such event, all principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

     (c) If Issuer defaults in a payment of interest on the Notes, Issuer shall pay such defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate on the Payment Date following such default. The Issuer shall pay such defaulted interest to the Holders of Notes on the Record Date for such following Payment Date.

     SECTION 2.8 CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than Indenture Trustee, be delivered to Indenture Trustee and shall be promptly cancelled by Indenture Trustee. Issuer may at any time deliver to Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by Indenture Trustee.

     SECTION 2.9 RELEASE OF COLLATERAL. Subject to Section 11.1, Indenture Trustee shall release property from the lien of this Indenture only in accordance with the Basic Documents and upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying Owner Trustee's obligations under TIA Sections 314(c) and 314(d)(1), subject to Section 11.1 and the terms of the Basic Documents, Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

     SECTION 2.10 BOOK-ENTRY NOTES. The Notes (other than the Class E Notes), upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to Indenture Trustee, as agent for The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

     (a) the provisions of this Section shall be in full force and effect;

     (b) Note Registrar and Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

     (c) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

     (d) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants or Persons acting through Clearing Agency Participants. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to
Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

     (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes (or any class thereof, including the Controlling Note Class), the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants or Persons acting through Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes (or any class thereof, including the Controlling Note Class) and has delivered such instructions to Indenture Trustee.

     SECTION 2.11 NOTICES TO CLEARING AGENCY. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners.

     SECTION 2.12 DEFINITIVE NOTES. (a) The Class E Notes, upon original issuance, will be issued in the form of typewritten Notes. Such Class E Notes shall be registered in the name specified by the Depositor.

     (b) If (a) Seller advises Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes that are Book-Entry Notes, and Seller is unable to locate a qualified successor, (b) Seller at its option advises Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes that are Book-Entry Notes advise Indenture Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the related Note Owners, then the Clearing Agency shall notify all related Note Owners and Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, Issuer shall execute and Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of Issuer, Note Registrar or Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Notes, Indenture Trustee shall recognize the Holders of such Definitive Notes as Noteholders.

     SECTION 2.13 AUTHENTICATING AGENTS.

     (a) The Indenture Trustee may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.4, 2.5 and 9.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section shall be deemed to be the authentication of Notes "by the Indenture Trustee." The Indenture Trustee shall be the Authenticating Agent in the absence of any appointment thereof.

     (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

     (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to Indenture Trustee and Owner Trustee. Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and Owner Trustee. Upon receiving such notice of resignation or upon such a termination, Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to Owner Trustee.

     (d) The Administrator agrees to pay to each Authenticating Agent (other than the Indenture Trustee) from time to time reasonable compensation for its services as agreed upon between the Authenticating Agent and the Administrative Agent. The provisions of Sections 2.8 and Article VI shall be applicable to any Authenticating Agent and Section 4.16(b) of the Sale and Servicing Agreement.

     SECTION 2.14 TAX TREATMENT. Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for United States federal, state and local income, excise, privilege and franchise tax purposes, the Notes (other than the Class E Notes) shall qualify as indebtedness secured by the Trust Estate. Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note other than a Class E Note (and each Note Owner by its acceptance of an interest in an applicable Book-Entry Note), agree to treat the Notes (other than the Class E Notes) for federal, state and local income and franchise tax purposes as indebtedness.

     SECTION 2.15 PAYING AGENTS.

     (a) The Indenture Trustee may appoint one or more Paying Agents with the power to make payments to and distributions from the Trust Accounts and the Reserve Account.

     (b) Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Paying Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Paying Agent shall be the successor of such Paying Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Paying Agent or such successor corporation.

     (c) Any Paying Agent may at any time resign by giving written notice of resignation to Indenture Trustee and Administrator. Indenture Trustee may at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent. Upon receiving such notice of resignation or upon such a termination, Indenture Trustee may appoint a successor Paying Agent and shall give written notice of any such appointment to Administrator.

     (d) The Indenture Trustee agrees to pay to each Paying Agent from time to time reasonable compensation for its services as agreed upon between the Paying Agent and the Indenture Trustee. The provisions of Article VI and Section 4.16(b) of the Sale and Servicing Agreement shall be applicable to any Paying Agent.

     SECTION 2.16 RESTRICTIONS ON CLASS E NOTE TRANSFERABILITY. The Class E Notes may not be offered or sold except to Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A thereunder. The Class E Notes may not be acquired (1) with assets of an employee benefit plan or (2) by a Non-U.S. Person.

     Each purchaser of the Notes will be deemed to have represented and agreed as follows:

     (a) It is a Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act and is acquiring the Class E Notes for its own institutional account or for the account of a Qualified Institutional Buyer.

     (b) It understands that the Class E Notes will be offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Class E Notes, such Class E Notes may be resold, pledged or transferred only (a) to the Issuer (upon redemption thereof or otherwise), (b) to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (c) pursuant to an effective registration statement under the Securities Act.

     (c) It understands that the Class E Notes will bear a legend substantially to the following effect:

     THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING ANY NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR
     (3) IN A TRANSACTION COMPLYING WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

     (d) It understands that the Class E Notes will bear a legend substantially to the following effect:

     THIS NOTE OR INTEREST THEREIN MAY NOT BE ACQUIRED OR HELD (IN THE INITIAL ACQUISITION OR THROUGH A TRANSFER) WITH PLAN ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), ANY "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY ENTITY DEEMED TO HOLD THE ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "BENEFIT PLAN").

     (e) It understands that the Class E Notes will bear a legend substantially to the following effect:

     THIS NOTE MAY NOT BE ACQUIRED BY A NON-U.S. PERSON.

     Neither the Issuer, the Indenture Trustee nor the Registrar shall have any responsibility to monitor compliance with the transfer restrictions set forth on the face of the Class E Notes and in this Section 2.16.

                                  ARTICLE III
                                    COVENANTS

     SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.2(c), Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Payment Date deposited therein pursuant to the Sale and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by Issuer to such Noteholder for all purposes of this Indenture.

     SECTION 3.2 MAINTENANCE OF OFFICE OR AGENCY. Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon Issuer in respect of the Notes and this Indenture may be served. Issuer hereby initially appoints Indenture Trustee to serve as its agent for the foregoing purposes. Issuer will give prompt written notice to Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time Issuer shall fail to maintain any such office or agency or shall fail to furnish Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and Issuer hereby appoints Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     SECTION 3.3 MONEY FOR PAYMENTS TO BE HELD IN TRUST.

     (a) As provided in Section 8.2, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.2(c) shall be made on behalf of Issuer by Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to Issuer except as provided in this Section.

     (b) On or before each Payment Date and Redemption Date, Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is Indenture Trustee) shall promptly notify Indenture Trustee of its action or failure so to act.

     (c) Issuer will cause each Paying Agent other than Indenture Trustee to execute and deliver to Indenture Trustee an instrument in which such Paying Agent shall agree with Indenture Trustee (and if Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

     (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as in the Basic Documents;

     (ii) give Indenture Trustee notice of any default by Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

     (iii) at any time during the continuance of any such default, upon the written request of Indenture Trustee, forthwith pay to Indenture Trustee all sums so held in trust by such Paying Agent;

     (iv) immediately resign as a Paying Agent and forthwith pay to Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

     (v) comply with all requirements of the Code and any State or local tax law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     (d) Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such a payment by any Paying Agent to Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     (e) Subject to applicable laws with respect to the escheat of funds, any money held by Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to Issuer for payment thereof (but only to the extent of the amounts so paid to Issuer), and all liability of Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided that Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to Issuer. Indenture Trustee shall also adopt and employ, at the expense of Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     SECTION 3.4 EXISTENCE. Except as otherwise permitted by the provisions of
Section 3.10, Issuer will keep in full effect its existence, rights and franchises as a business trust under Chapter 38 of Title 12 of the Delaware Code, 12 DEL. C. ss. 3801 ET SEQ. ("Business Trust Statute") (unless it becomes, or any successor IssueR hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

     SECTION 3.5 PROTECTION OF TRUST ESTATE. Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

     (a) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

     (b) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

     (c) enforce any of the Collateral; or

     (d) preserve and defend title to the Trust Estate and the rights of Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

     Issuer hereby designates Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by Issuer pursuant to this Section.

     SECTION 3.6 OPINIONS AS TO TRUST ESTATE.

     (a) On the Closing Date, Issuer shall furnish to Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     (b) Within 120 days after the beginning of each calendar year, beginning with the first calendar year beginning more than three months after the Cutoff Date, Issuer shall furnish to Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until June 30 in the following calendar year.

     SECTION 3.7 PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

     (a) Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents or such other instrument or agreement.

     (b) Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to Indenture Trustee in an Officer's Certificate of Issuer shall be deemed to be action taken by Issuer. Initially, Issuer has contracted with Servicer and the Administrator to assist Issuer in performing its duties under this Indenture.

     (c) Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to preparing (or causing to prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of the Notes.

     (d) If Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, Issuer shall promptly notify Indenture Trustee and the Rating Agencies thereof in accordance with
Section 11.4, and shall specify in such notice the action, if any, Issuer is taking in respect of such default. If a Servicer Termination Event shall arise from the failure of Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, Issuer shall take all reasonable steps available to it to remedy such failure.

     (e) As promptly as possible after the giving of notice of termination to Servicer of Servicer's rights and powers pursuant to Section 8.1 of the Sale and Servicing Agreement or the Servicer's resignation in accordance with the terms of the Sale and Servicing Agreement, the Issuer shall appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when Servicer ceases to act as Servicer, Indenture Trustee without further action shall automatically be appointed the Successor Servicer. Indenture Trustee may resign as Servicer by giving written notice of such resignation to Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with Issuer as provided below. Upon delivery of any such notice to Issuer, Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer other than Indenture Trustee shall (i) be an established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of motor vehicle loans and (ii) enter into a servicing agreement with Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to Servicer. If within 30 days after the delivery of the notice referred to above, Issuer shall not have obtained such a new servicer, Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and in accordance with SECTION 8.2 of the Sale and Servicing Agreement, Issuer shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to Indenture Trustee). If Indenture Trustee shall succeed to Servicer's duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI shall be inapplicable to Indenture Trustee in its duties as the successor to Servicer and the servicing of the Receivables. In the case that Indenture Trustee becomes successor to Servicer under the Sale and Servicing Agreement, Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates, or delegate any of its responsibilities as Servicer to agents, subject to the terms of the Sale and Servicing Agreement. Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any Successor Servicer to act as Successor Servicer under this Agreement and the transactions set forth or provided for herein.

     (f) Upon any termination of Servicer's rights and powers pursuant to the Sale and Servicing Agreement, Issuer shall promptly notify Indenture Trustee. As soon as a Successor Servicer (other than Indenture Trustee) is appointed, Issuer shall notify Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

     (g) Without derogating from the absolute nature of the assignment granted to Indenture Trustee under this Indenture or the rights of Indenture Trustee hereunder, Issuer agrees that, unless such action is specifically permitted hereunder or under the Basic Documents, it will not, without the prior written consent of the Holders of at least a majority in Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Basic Documents, or waive timely performance or observance by Servicer or Seller under the Sale and Servicing Agreement; provided that no such amendment shall (i) except for amendments and modifications of the Receivables permitted under the Sale and Servicing Agreement, increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by Indenture Trustee or such Holders, Issuer agrees, promptly following a request by Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as Indenture Trustee may deem necessary or appropriate in the circumstances.

     SECTION 3.8 NEGATIVE COVENANTS. So long as any Notes are Outstanding, Issuer shall not:

     (a) except as expressly permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of Issuer, including those included in the Trust Estate, unless directed to do so by Indenture Trustee;

     (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

     (c) dissolve or liquidate in whole or in part; or

     (d) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor) or (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate.

     SECTION 3.9 ANNUAL STATEMENT AS TO COMPLIANCE. Issuer will deliver to Indenture Trustee, within 120 days after the end of each fiscal year of Issuer (commencing 120 days after the fiscal year ended December 31, 2001, and otherwise in compliance with the requirements of TIA Section 314(a)(4), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

     (a) a review of the activities of Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

     (b) to the best of such Authorized Officer's knowledge, based on such review, Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     SECTION 3.10 ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

     (a) Issuer shall not consolidate or merge with or into any other Person, unless

     (i) the Person (if other than Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state and shall expressly assume, by an indenture supplemental hereto, executed and delivered to Indenture Trustee, in form satisfactory to Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of Issuer to be performed or observed, all as provided herein;

     (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

     (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

     (iv) Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

     (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

     (vi) Issuer shall have delivered to Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     (b) Except as expressly contemplated by the Basic Documents, Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless

     (i) the Person that acquires by conveyance or transfer the properties and assets of Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to Indenture Trustee, in form satisfactory to Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of Issuer to be performed or observed, all as provided herein,
     (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

     (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

     (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

     (iv) Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

     (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

     (vi) Issuer shall have delivered to Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     SECTION 3.11 SUCCESSOR OR TRANSFEREE.

     (a) Upon any consolidation or merger of Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, Issuer under this Indenture with the same effect as if such Person had been named as Issuer herein.

     (b) Upon a conveyance or transfer of all the assets and properties of Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of Issuer with respect to the Notes immediately upon the delivery of written notice to Indenture Trustee stating that the Issuer is to be so released.

     SECTION 3.12 NO OTHER BUSINESS. Issuer shall not engage in any business other than financing, purchasing, owning, selling, managing and pledging the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

     SECTION 3.13 NO BORROWING. Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

     SECTION 3.14 SERVICER'S OBLIGATIONS. Issuer shall cause Servicer to comply with the Sale and Servicing Agreement, including Sections 4.9, 4.10 and 4.11 thereof.

     SECTION 3.15 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Sale and Servicing Agreement or this Indenture, Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.16 CAPITAL EXPENDITURES. Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     SECTION 3.17 RESTRICTED PAYMENTS. Issuer shall not, directly or indirectly,
(a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to Owner Trustee or any owner of a beneficial interest in Issuer or otherwise with respect to any ownership or equity interest or security in or of Issuer or to Servicer or Administrator, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose; provided that Issuer may make, or cause to be made, (i) distributions to Servicer, Administrator, Owner Trustee, Indenture Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or Trust Agreement and (ii) distributions by the Administrator on behalf of the Issuer to be made to the Indenture Trustee or Owner Trustee pursuant to Section 2(f) of the Administration Agreement. Issuer will not, directly or indirectly, make payments to or distributions from the Collection Accounts except in accordance with this Indenture and the Basic Documents.

     SECTION 3.18 NOTICE OF EVENTS OF DEFAULT. Issuer agrees to give Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each Event of Servicing Termination or default on the part of Seller of its obligations under the Sale and Servicing Agreement.

     SECTION 3.19 FURTHER INSTRUMENTS AND ACTS. Upon request of Indenture Trustee, Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 3.20 REMOVAL OF ADMINISTRATOR. For so long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection therewith.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

     SECTION 4.1 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.3, 3.4, 3.5, 3.7(a), 3.8, 3.10, 3.12, 3.13, 3.15, 3.18 and 3.20, (e) the rights, obligations and immunities of Indenture Trustee hereunder (including the rights of Indenture Trustee under Section 6.7 and the obligations of Indenture Trustee under Section 4.2) and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with Indenture Trustee payable to all or any of them, and Indenture Trustee, on demand of and at the expense of Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

          (i) either

               (A) all Notes theretofore authenticated and delivered (other than (1) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (2) Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by Issuer and thereafter repaid to Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to Indenture Trustee for cancellation; or

               (B) all Notes not theretofore delivered to Indenture Trustee for cancellation

                    (1) have become due and payable,

                    (2) will become due and payable at the Final Scheduled
               Payment Date within one year, or

                    (3) are to be called for redemption within one year under
               arrangements satisfactory to Indenture Trustee for the giving of notice of redemption by Indenture Trustee in the name, and at the expense, of Issuer, and Issuer, in the case of clauses (1), (2) or (3), has irrevocably deposited or caused to be irrevocably deposited with Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to Indenture Trustee for cancellation when due to the Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

          (ii) Issuer has paid or caused to be paid all other sums payable hereunder by Issuer; and

          (iii) Issuer has delivered to Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     SECTION 4.2 APPLICATION OF TRUST MONEY. All moneys deposited with Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     SECTION 4.3 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of Issuer, be paid to Indenture Trustee to be held and applied according to Section
3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                   ARTICLE V
                                    REMEDIES

     SECTION 5.1 EVENTS OF DEFAULT. "Event of Default", wherever used herein, means the occurrence of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest on any Note of the Controlling Note Class when the same becomes due and payable, and such default shall continue for a period of five days;

     (b) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable;

     (c) default in the observance or performance of any material covenant or agreement of Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section
5.1 specifically dealt with), or any representation or warranty of Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, which default materially and adversely affects the Noteholders or the Indenture Trustee and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 90 days or less and Servicer on behalf of Owner Trustee delivers an Officer's Certificate to Indenture Trustee to the effect that Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after the earlier of discovery or the time that there shall have been given, by registered or certified mail, to Issuer by Indenture Trustee or to Issuer and Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes of the Controlling Note Class, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

     (d) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (e) the commencement by Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of Issuer or for any substantial part of the Trust Estate, or the making by Issuer of any general assignment for the benefit of creditors, or the failure by Issuer generally to pay its debts as such debts become due, or the taking of action by Issuer in furtherance of any of the foregoing.

     Issuer shall deliver to Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (c), its status and what action Issuer is taking or proposes to take with respect thereto.

     SECTION 5.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     (a) If an Event of Default should occur and be continuing, then and in every such case Indenture Trustee may, and at the direction of the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class, shall declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     (b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the Outstanding Amount of the Notes of the Controlling Note Class, by written notice to Issuer and Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) Issuer has paid or deposited with Indenture Trustee a sum sufficient to pay

               (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

               (B) all sums paid or advanced by Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of Indenture Trustee and its agents and counsel; and

               (C) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

     SECTION 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

     (a) Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, Issuer will, upon demand of Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the rate specified in
Section 2.7 and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of Indenture Trustee and its agents and counsel.

     (b) In case Issuer shall fail forthwith to pay such amounts upon such demand, Indenture Trustee, in its own name and as trustee of an express trust, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate proceedings as Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to Issuer or other obligor upon the Notes, or to the creditors or property of Issuer or such other obligor, Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee (including any claim for reasonable compensation to Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

               (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to Indenture Trustee, and, in the event that Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, bad faith or willful misconduct.

     (e) Nothing herein contained shall be deemed to authorize Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

     (g) In any proceedings brought by Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which Indenture Trustee shall be a party), Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

     SECTION 5.4 REMEDIES; PRIORITIES. (a)If an Event of Default shall have occurred and be continuing, Indenture Trustee may do one or more of the following (subject to Section 5.5):

               (i) institute proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from Issuer and any other obligor upon such Notes moneys adjudged due;

               (ii) institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

               (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of Indenture Trustee and the Holders of the Notes; and

               (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided that Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless:

                    (A) the Event of Default is of the type described in Section
               5.1(a) or (b); or

                    (B) with respect to an Event of Default described in Section
               5.1(c):

                         (1) the Noteholders of all Outstanding Notes and the
                    Certificateholders of all outstanding Certificates consent thereto; or

                         (2) the proceeds of such sale or liquidation are
                    sufficient to pay in full the principal of and accrued interest on the Outstanding Notes and outstanding Certificates.

                    (C) with respect to any Event of Default described in
               Section 5.1(d) and (e):

                         (1) the Noteholders of Notes evidencing 100% of the
                    principal amount of the Controlling Note Class consent thereto; or

                         (2) the proceeds of such sale or liquidation are
                    sufficient to pay in full the principal of and the accrued interest on the Outstanding Notes; or

                         (3) the Indenture Trustee

                              (x) determines (but shall have no obligation to
                    make such determination) that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable; and

                              (y) the Indenture Trustee obtains the consent of
                    Noteholders of Notes evidencing not less than 66 2/3% of the principal amount of the Controlling Note Class; or

     In determining such sufficiency or insufficiency with respect to clause
(B)(2) and (C)(2) or (C)(3)(x), Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. The cost of any such opinion shall be reimbursable for amounts held in the Collection Account and shall not be included in the aggregate amount payable to the Indenture Trustee pursuant to
Section 5.5(b)(ii) of the Sale and Servicing Agreement.

     Notwithstanding the provisions of Section 8.2, following the occurrence and during the continuation of an Event of Default specified in Section 5.1(a), 5.1(b), 5.1(d) or 5.1(e) which has resulted in an acceleration of the Notes (or following the occurrence of any such event after an Event of Default specified in Section 5.1(c) has occurred and the Trust has been liquidated), if Indenture Trustee collects any money or property, it shall pay out such money or property (and other amounts including amounts held on deposit in the Reserve Account) held as Collateral for the benefit of the Noteholders, net of liquidation costs associated with the sale of the Trust Estate, in the following order:

     FIRST: to Indenture Trustee for amounts due under Section 6.7 and to Owner Trustee for fees, expenses and indemnifications provided for in the Sale and Servicing Agreement;

     SECOND: to Servicer for due and unpaid Servicing Fees;

     THIRD: to Class A Noteholders for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

     FOURTH: to Noteholders of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class A-5 Notes, for amounts due and unpaid on the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class A-5 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class A-5 Notes for principal, until the principal amount of the Outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class A-5 Notes is reduced to zero;

     FIFTH: to Noteholders of the Class B Notes for amounts due and unpaid on the Class B Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

     SIXTH: to Noteholders of the Class B Notes for amounts due and unpaid on the Class B Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal, until the principal amount of the Outstanding Class B Notes is reduced to zero;

     SEVENTH: to Noteholders of the Class C Notes for amounts due and unpaid on the Class C Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for interest;

     EIGHTH: to Noteholders of the Class C Notes for amounts due and unpaid on the Class C Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for principal, until the principal amount of the Outstanding Class C Notes is reduced to zero;

     NINTH: to Noteholders of the Class D Notes for amounts due and unpaid on the Class D Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes for interest;

     TENTH: to Noteholders of the Class D Notes for amounts due and unpaid on the Class D Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes for principal, until the principal amount of the Outstanding Class D Notes is reduced to zero;

     ELEVENTH: to Noteholders of the Class E Notes for amounts due and unpaid on the Class E Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class E Notes for interest;

     TWELFTH: to Noteholders of the Class E Notes for amounts due and unpaid on the Class E Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class E Notes for principal, until the principal amount of the Outstanding Class E Notes is reduced to zero; and

     THIRTEENTH: to the Certificate Distribution Account, for distribution to the Certificateholders.

Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least 15 days before such record date, Issuer shall mail to each Noteholder and Indenture Trustee a notice that states the record date, the payment date and, based on information provided by the Servicer, the amount to be paid. The Indenture Trustee shall not be required to determine any amount required to be paid pursuant to any of clauses SECOND to THIRTEENTH above, except in its capacity (if any) as Successor Servicer.

     SECTION 5.5 OPTIONAL PRESERVATION OF THE RECEIVABLES. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     SECTION 5.6 LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to Indenture Trustee of a continuing Event of Default;

     (b) the Holders of not less than 25% of the Outstanding Amount of the Notes of the Controlling Note Class have made written request to Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

     (c) such Holder or Holders have offered to Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

     (d) Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

     (e) no direction inconsistent with such written request has been given to Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes of the Controlling Note Class; and

     (f) such Event of Default actually shall have occurred and shall be continuing; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class, Indenture Trustee shall submit the matter to a vote of the Notes of the Controlling Note Class to determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     SECTION 5.7 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 5.8 RESTORATION OF RIGHTS AND REMEDIES. If Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to Indenture Trustee or to such Noteholder, then and in every such case Issuer, Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.9 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.10 DELAY OR OMISSION NOT A WAIVER. No delay or omission of Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by Indenture Trustee or by the Noteholders, as the case may be.

     SECTION 5.11 CONTROL BY CONTROLLING NOTE CLASS OF NOTEHOLDERS. The Holders of a majority of the Outstanding Amount of the Controlling Note Class Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to Indenture Trustee with respect to the Notes or exercising any trust or power conferred on Indenture Trustee; provided that

     (a) such direction shall not be in conflict with any rule of law or with this Indenture;

     (b) subject to the express terms of Section 5.4, any direction to Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes of the Controlling Note Class;

     (c) if the conditions set forth in Section 5.5 have been satisfied and Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes of the Controlling Note Class to sell or liquidate the Trust Estate shall be of no force and effect;

     (d) Indenture Trustee may take any other action deemed proper by Indenture Trustee that is not inconsistent with such direction; and

     (e) such direction shall be in writing;

provided, further, that, subject to Section 6.1, Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action. Notwithstanding anything contained herein to the contrary, the Indenture Trustee shall not be bound, obligated or required to take any action at the request or direction of any Holder pursuant to this Section 5.11 if such Holder shall not have made available to the Indenture Trustee security or indemnity reasonably acceptable to the Indenture Trustee against the costs, expenses and liabilities (including fees and expenses of its agents and counsel) which might be incurred by it in compliance with the written request or direction.

     SECTION 5.12 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of Notes of not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes, (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note or (c) depriving the Indenture Trustee or any Noteholder of any lien, which waiver shall require the consent of the Indenture Trustee or such Noteholder, as the case may be. In the case of any such waiver, Issuer, Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     SECTION 5.13 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes (or in the case of a right or remedy under this Indenture which is instituted by the Controlling Note Class, more than 10% of the Outstanding Amount of the Controlling Note Class) or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     SECTION 5.14 WAIVER OF STAY OR EXTENSION LAWS. Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.15 ACTION ON NOTES. Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by Indenture Trustee against Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

     SECTION 5.16 PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

     (a) Promptly following a request from Indenture Trustee to do so and at Administrator's expense, Issuer agrees to take all such lawful action as Indenture Trustee may request to compel or secure the performance and observance by Seller and Servicer, as applicable, of each of their obligations to Issuer under or in connection with the Sale and Servicing Agreement or by the Seller or any Seller Affiliate, as applicable, of each of their obligations under or in connection with each Purchase Agreement, in each case, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to Issuer under or in connection with the Sale and Servicing Agreement and the Purchase Agreement, as the case may be, to the extent and in the manner directed by Indenture Trustee, including the transmission of notices of default on the part of Seller, Servicer or applicable Seller Affiliates thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by Seller or Servicer of each of their obligations under the Sale and Servicing Agreement or by the Seller or any Seller Affiliate, as applicable, of each of their obligations under or in connection with each Purchase Agreement.

     (b) If an Event of Default has occurred and is continuing, Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Outstanding Amount of the Notes of the Controlling Note Class shall, exercise all rights, remedies, powers, privileges and claims of Issuer against Seller or Servicer under or in connection with the Sale and Servicing Agreement, or against the Seller or Seller Affiliate under the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by Seller, Servicer or applicable Seller Affiliate of each of their obligations to Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement or any Purchase Agreement, as applicable, and any right of Issuer to take such action shall be suspended.

                                   ARTICLE VI
                                INDENTURE TRUSTEE

     SECTION 6.1 DUTIES OF INDENTURE TRUSTEE.

     (a) If an Event of Default has occurred and is continuing, of which a Responsible Officer of Indenture Trustee has actual knowledge, Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Except during the continuance of an Event of Default:

     (i) Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Basic Documents to which it is a party and no implied covenants or obligations shall be read into this Indenture and the other Basic Documents against Indenture Trustee; and

     (ii) in the absence of bad faith on its part, Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Indenture Trustee and conforming to the requirements of this Indenture and the other Basic Documents; however, Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the other Basic Documents. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Indenture Trustee shall notify the Noteholders of such instrument in the event that the Indenture Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

     (c) Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (i) this paragraph does not limit the effect of paragraph (b) of this Section;

     (ii) Indenture Trustee shall not be liable in its individual capacity for any error of judgment made in good faith by a Responsible Officer unless it is proved that Indenture Trustee was negligent in ascertaining the pertinent facts; and

     (iii) Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to any Basic Document or the direction of the Holders of a majority in principal amount of the required Notes.

     (d) Indenture Trustee shall not be liable for interest on any money received by it except as Indenture Trustee may agree in writing with Issuer. The Indenture Trustee shall have no obligation to invest and reinvest any cash held in the applicable accounts in the absence of timely and specific written investment directions. In no event shall the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon by reason of investment performance, liquidation prior to stated maturity or otherwise. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure to be provided with timely written investment directions.

     (e) Money held in trust by Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

     (f) No provision of this Indenture or any other Basic Document shall require Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or thereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it. None of the provisions contained in this Agreement shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

     (g) Every provision of this Indenture and each other Basic Document relating to the conduct or affecting the liability of or affording protection to Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     (h) Indenture Trustee shall take all actions required to be taken by the Indenture Trustee under the Sale and Servicing Agreement.

     (i) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Indenture Trustee shall have received written notice or obtained actual knowledge thereof. In the absence of receipt of such notice or actual knowledge, the Indenture Trustee may conclusively assume that there is no default or Event of Default.

     SECTION 6.2 RIGHTS OF INDENTURE TRUSTEE.

     (a) Indenture Trustee may conclusively rely and shall be protected in acting or refraining from acting on any document believed by it to be genuine and to have been signed or presented by the proper person. Indenture Trustee need not investigate any fact or matter stated in the document. The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper or document, but the Indenture Trustee, in its sole discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, Seller or the Servicer, personally or by agent or attorney.

     (b) Before Indenture Trustee acts or refrains from acting, it may require and is entitled to receive an Officer's Certificate or an Opinion of Counsel. Indenture Trustee shall not be liable for any action it takes, suffers or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel. The Indenture Trustee shall be under no obligation to exercise any of the powers vested in it by this Indenture or any other Basic Document at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to the Indenture Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

     (c) Indenture Trustee may execute any of the trusts or powers hereunder and under the other Basic Documents or perform any duties hereunder or thereunder either directly or by or through agents or attorneys or a custodian or nominee, and Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, ACE Securities Corp., Wells Fargo Bank, N.A., Wells Fargo Bank Minnesota, National Association, or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder. Indenture Trustee shall have no duty to monitor the performance of Issuer.

     (d) Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture, the Notes and the other Basic Documents shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder or under any other Basic Document in good faith and in accordance with the advice or opinion of such counsel.

     (f) Except in its capacity as Successor Servicer, the Indenture Trustee shall not have any obligation or other duty to make, arrange or ensure the completion of any recording, filing or registration of any instrument or other document (including any UCC financing statements), or any amendments thereof or supplements thereto, with respect to any Receivable or Financed Vehicle, or to determine whether any such document, amendment or supplement is in suitable form for any purpose, and shall not have any obligation or other duty with respect to the payment of any fee, tax or other charge in connection therewith.

     (g) Except in its capacity as Successor Servicer, the Indenture Trustee shall not have any obligation to see to the payment or discharge of any lien securing the Receivables, the application of any payment of interest or principal in respect of any Receivable or the transfer or delivery of property released from any such lien, or to make any demand or give any notice with respect thereto.

     (h) The Indenture Trustee shall not have any liability for the acts or omissions of other parties that are not in accordance with the Basic Documents and shall not be concerned with or accountable for the use or application of monies deposited or withdrawn, or required to be deposited or withdrawn, to or from any account by any other party or, to the extent directed to make any such deposit or withdrawal by any such party, by the Indenture Trustee.

     (i) Any request or direction of the Issuer shall be sufficiently evidenced by an Issuer Request or Issuer Order.

     (j) The Indenture Trustee shall not be required to provide any surety or bond of any kind in connection with the acceptance or performance of its duties hereunder or under any other Basic Document.

     (k) The Indenture Trustee shall not have any responsibility or liability with respect to the legality, validity or enforceability of any Receivable or the sufficiency of any agreement, instrument or other document evidencing or otherwise related to any Receivable. The Indenture Trustee shall have no obligation or other duty to inspect, review or otherwise examine any such document (including any document in a Receivable File) for any purpose.

     SECTION 6.3 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Authenticating Agent, Note Registrar, co-registrar, co-paying agent or other agent of the Indenture Trustee may do the same with like rights. However, Indenture Trustee must comply with Sections 6.11 and 6.12.

     SECTION 6.4 INDENTURE TRUSTEE'S DISCLAIMER. Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes or any other Basic Document, shall not be accountable for Issuer's use of the proceeds from the Notes, and shall not be responsible for any statement or omission of Issuer in the Indenture or any other Basic Document or in any document issued in connection with the sale of the Notes or in the Notes other than Indenture Trustee's certificate of authentication.

     SECTION 6.5 NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of Indenture Trustee, Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders. The Indenture Trustee shall not be charged with knowledge of a Default, Event of Default or Servicer Termination Event unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or shall have received written notice thereof.

     SECTION 6.6 REPORTS BY INDENTURE TRUSTEE TO HOLDERS. Indenture Trustee shall deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns.

     SECTION 6.7 COMPENSATION AND INDEMNITY.

     (a) The compensation, indemnity and reimbursement of expenses of Indenture Trustee shall be governed by the Sale and Servicing Agreement. In addition, Issuer shall reimburse any expenses incurred by the Indenture Trustee in pursuing remedies pursuant to SECTION 5.4.

     (b) Issuer's payment obligations to Indenture Trustee pursuant to this Section referenced in the preceding paragraph shall survive the discharge of this Indenture subject to a satisfaction of the Rating Agency Condition. When Indenture Trustee incurs expenses after the occurrence of a Default specified in
SECTION 5.1(D) or (E) with respect to Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

     SECTION 6.8 REPLACEMENT OF INDENTURE TRUSTEE. (a) Indenture Trustee may resign at any time by so notifying Issuer. The Holders of a majority in Outstanding Amount of the Notes of the Controlling Note Class may remove Indenture Trustee by so notifying Indenture Trustee and may appoint a successor Indenture Trustee. Issuer shall remove Indenture Trustee if:

          (i) Indenture Trustee fails to comply with Section 6.11;

          (ii) an Insolvency Event occurs with respect to Indenture Trustee;

          (iii) a receiver or other public officer takes charge of Indenture Trustee or its property; or

          (iv) Indenture Trustee otherwise becomes incapable of acting.

          (b) If Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), Issuer shall promptly appoint a successor Indenture Trustee.

          (c) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of Indenture Trustee under this Indenture subject to satisfaction of the Rating Agency Condition. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          (d) If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, Issuer or the Holders of a majority in Outstanding Amount of the Notes of the Controlling Note Class may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          (e) If Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of Indenture Trustee and the appointment of a successor Indenture Trustee.

          (f) Any resignation or removal of Indenture Trustee and appointment of a Successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.

          (g) Notwithstanding the resignation or removal of Indenture Trustee pursuant to this Section, Issuer's and Administrator's obligations under Section
6.7 shall continue for the benefit of the retiring Indenture Trustee.

          (h) Indenture Trustee shall not be liable for the acts or omissions of any successor Indenture Trustee.

     SECTION 6.9 SUCCESSOR INDENTURE TRUSTEE BY MERGER.

     (a) If Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. Indenture Trustee shall provide the Rating Agencies and the Administrator written notice of any such transaction.

     (b) In case at the time such successor or successors by merger, conversion or consolidation to Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of Indenture Trustee shall have.

     SECTION 6.10 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

     (a) Notwithstanding any other provisions of this Indenture, at any time, after delivering written notice to the Administrator, for the purpose of meeting any legal requirement of any jurisdiction in which any part of Issuer may at the time be located, Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (i) all rights, powers, duties and obligations conferred or imposed upon Indenture Trustee shall be conferred or imposed upon and exercised or performed by Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of Indenture Trustee;

     (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

     (iii) Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, Indenture Trustee. Every such instrument shall be filed with Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 6.11 Eligibility; Disqualification.

     (a) Indenture Trustee shall at all times satisfy the requirements of TIA
Section 310(a). Indenture Trustee shall have a combined capital and surplus of at least $20,000,000 as set forth in its most recent published annual report of condition and shall have a long term debt rating of investment grade or better by the Rating Agencies or shall otherwise be acceptable to the Rating Agencies. Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     (b) Within ninety (90) days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the TIA or the Commission, the Indenture Trustee shall resign with respect to the Class A Notes, the Class B Notes the Class C Notes, the Class D Notes and/or the Class E Notes in accordance with Section 6.8 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for two or all of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes, the Class B Notes, the Class C, the Class D and the Class E Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses (ii) and (iii) of TIA
Section 310(b).

     (c) In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.11, Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.

     SECTION 6.12 PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                  ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

     SECTION 7.1 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. Issuer will furnish or cause to be furnished to Indenture Trustee
(a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as Indenture Trustee may request in writing, within 30 days after receipt by Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided that so long as (i) Indenture Trustee or its designee is Note Registrar, or (ii) the Publicly Offered Notes are Book-Entry Notes, no such list shall be required to be furnished and in such case, upon the written request of Issuer or Owner Trustee, Indenture Trustee or its designee will promptly furnish Owner Trustee a list of Noteholders as of the date specified by Owner Trustee.

     SECTION 7.2 PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS.

     (a) Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders received by Indenture Trustee in its capacity as Note Registrar. Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

     (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. Upon receipt by the Indenture Trustee of any request by three or more Noteholders or by one or more Noteholders of Notes evidencing not less than 25% of the Outstanding Amount of Notes to receive a copy of the current list of Noteholders (whether or not made pursuant to TIA Section 312(b)), the Indenture Trustee shall promptly notify the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of Noteholders produced in response thereto.

     (c) Issuer, Indenture Trustee and Note Registrar shall have the protection of TIA Section 312(c).

     SECTION 7.3 Reports by Issuer. Issuer shall:

          (i) file with Indenture Trustee, at the time that Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

          (ii) file with Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii) supply to Indenture Trustee (and Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless Issuer otherwise determines, the fiscal year of Issuer shall end on December 31 of each year.

     SECTION 7.4 REPORTS BY INDENTURE TRUSTEE. If required by TIA Section 313(a), within 60 days after each June 30, beginning with June 30, 2002, Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). Indenture Trustee also shall comply with TIA Section 313(b)(1). A copy of each report at the time of its mailing to Noteholders shall be filed by Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. Issuer shall notify Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     SECTION 8.1 COLLECTION OF MONEY. Except as otherwise expressly provided herein, Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by Indenture Trustee pursuant to this Indenture. Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     SECTION 8.2 TRUST ACCOUNTS.

     (a) On or prior to the Closing Date, Issuer shall cause Servicer to establish, in the name of Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, the Trust Accounts as provided in Section 5.1 of the Sale and Servicing Agreement.

     (b) On or before each Payment Date, the Issuer shall cause the Seller and Servicer to deposit all Available Collections with respect to the Collection Period preceding such Payment Date in the Collection Account as provided in Sections 5.2 and 5.4 of the Sale and Servicing Agreement. On or before each Deposit Date, all amounts required to be withdrawn from the Reserve Account and deposited in the Collection Account pursuant to Section 5.5 of the Sale and Servicing Agreement shall be withdrawn by the Indenture Trustee from the Reserve Account and deposited to the Collection Account as provided therein, as to which Issuer shall cause Servicer to timely provide the related instructions.

     (c) On each Payment Date, the Indenture Trustee (based on the information contained in the Servicer's Report delivered on or before the related Determination Date pursuant to Section 4.9 of the Sale and Servicing Agreement) shall make the withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of funds on deposit in the Collection Account with respect to the Collection Period preceding such Payment Date (including funds, if any, deposited therein from the Reserve Account), in accordance with the provisions of Section 5.5(b) of the Sale and Servicing Agreement (as to which Issuer shall cause Servicer to timely provide the related instructions).

     (d) On each Payment Date, the Indenture Trustee (based on the information contained in the Servicer's Report delivered on or before the related Determination Date pursuant to Section 4.9 of the Sale and Servicing Agreement) shall withdraw the funds on deposit in the Interest Distribution Subaccount with respect to the Collection Period preceding such Payment Date and make distributions and payments in the following order of priority:

     (i) first, to the Noteholders of Class A Notes, the Accrued Class A Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis based upon the amount of interest due on each Class of Class A Notes;

     (ii) second, to the Noteholders of Class B Notes, the Accrued Class B Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class B Note Interest, the amounts available shall be applied to the payment of such interest on the Class B Notes on a pro rata basis;

     (iii) third, to the Noteholders of Class C Notes, the Accrued Class C Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class C Note Interest, the amounts available shall be applied to the payment of such interest on the Class C Notes on a pro rata basis;

     (iv) fourth, to the Noteholders of Class D Notes, the Accrued Class D Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class D Note Interest, the amounts available shall be applied to the payment of such interest on the Class D Notes on a pro rata basis; and

     (v) fifth, to the Noteholders of Class E Notes, the Accrued Class E Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class E Note Interest, the amounts available shall be applied to the payment of such interest on the Class E Notes on a pro rata basis.

     (e) On each Payment Date, the Indenture Trustee (based on the information contained in the Servicer's Report delivered on or before the related Determination Date pursuant to Section 4.9 of the Sale and Servicing Agreement) shall withdraw the funds on deposit in the Principal Distribution Subaccount with respect to the Collection Period preceding such Payment Date and shall, except as otherwise provided in Section 5.4(b), make distributions and payments in the following order of priority:

     (i) first, prior to the Crossover Date, or after the Crossover Date if a Trigger Event is in effect, sequentially to the Notes commencing with the Class A-1 Notes until each Class of Notes is paid in full.

     (ii) second, on and after the Crossover Date so long as a Trigger Event is not in effect:

          (A) first, to the Noteholders of the Class A Notes in reduction of principal until the principal amount of the Outstanding Class A Notes has been reduced to an amount equal to the product of (1) (a) the principal amount of the Class A Notes immediately preceding the Crossover Date (or if a Trigger Event is in effect on the Crossover Date, on the first Payment Date after the Crossover Date that a Trigger Event is not in effect) divided by (b) the Principal Balance of the Receivables as of the last day of the second Collection Period preceding the Crossover Date (or if a Trigger Event is in effect on the Crossover Date, the first Payment Date after the Crossover Date that a Trigger Event is not in effect) and (2) the Principal Balance of the Receivables as of the last day of the preceding Collection Period, in the following order of priority:

                    (1) first, to the Noteholders of the Class A-1 Notes until the principal amount of the Outstanding Class A-1 Notes have been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-1 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-1 Notes on a pro rata basis;

                    (2) second, to the Noteholders of the Class A-2 Notes until the principal amount of the Outstanding Class A-2 Notes have been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-2 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-2 Notes on a pro rata basis;

                    (3) third, to the Noteholders of the Class A-3 Notes until the principal amount of the Class A-3 Notes have been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-3 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-3 Notes on a pro rata basis;

                    (4) fourth, to the Noteholders of the Class A-4 Notes until the principal amount of the Class A-4 Notes have been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-4 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-4 Notes on a pro rata basis;

                    (5) fifth, to the Noteholders of the Class A-5 Notes until the principal amount of the Class A-5 Notes have been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-5 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-5 Notes on a pro rata basis; and

          (B) second, to the Noteholders of the Class B Notes in reduction of principal until the principal amount of the Outstanding Class B Notes has been reduced to an amount equal to the product of (1) (a) the principal amount of the Class B Notes immediately preceding the Crossover Date (or if a Trigger Event is in effect on the Crossover Date, on the first Payment Date after the Crossover Date that a Trigger Event is not in effect) divided by (b) the Principal Balance of the Receivables as of the last day of the second Collection Period preceding the Crossover Date (or if a Trigger Event is in effect on the Crossover Date, the first Payment Date after the Crossover Date that a Trigger Event is not in effect) and (2) the Principal Balance of the Receivables as of the last day of the preceding Collection Period; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class B Notes in full, the amounts available shall be applied to the payment of principal on the Class B Notes on a pro rata basis;

          (C) third, to the Noteholders of the Class C Notes in reduction of principal until the principal amount of the Outstanding Class C Notes has been reduced to an amount equal to the product of (1) (a) the principal amount of the Class C Notes immediately preceding the Crossover Date (or if a Trigger Event is in effect on the Crossover Date, on the first Payment Date after the Crossover Date that a Trigger Event is not in effect) divided by (b) the Principal Balance of the Receivables as of the last day of the second Collection Period preceding the Crossover Date (or if a Trigger Event is in effect on the Crossover Date, the first Payment Date after the Crossover Date that a Trigger Event is not in effect) and (2) the Principal Balance of the Receivables as of the last day of the preceding Collection Period; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class C Notes in full, the amounts available shall be applied to the payment of principal on the Class C Notes on a pro rata basis;

          (D) fourth, to the Noteholders of the Class D Notes in reduction of principal until the principal amount of the Outstanding Class D Notes has been reduced to an amount equal to the product of (1) (a) the principal amount of the Class D Notes immediately preceding the Crossover Date (or if a Trigger Event is in effect on the Crossover Date, on the first Payment Date after the Crossover Date that a Trigger Event is not in effect) divided by (b) the Principal Balance of the Receivables as of the last day of the second Collection Period preceding the Crossover Date (or if a Trigger Event is in effect on the Crossover Date, the first Payment Date after the Crossover Date that a Trigger Event is not in effect) and (2) the Principal Balance of the Receivables as of the last day of the preceding Collection Period; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class D Notes in full, the amounts available shall be applied to the payment of principal on the Class D Notes on a pro rata basis;

          (E) fifth, to the Noteholders of the Class E Notes in reduction of principal until the principal amount of the Outstanding Class E Notes has been reduced to an amount equal to the product of (1) (a) the principal amount of the Class E Notes immediately preceding the Crossover Date (or if a Trigger Event is in effect on the Crossover Date, on the first Payment Date after the Crossover Date that a Trigger Event is not in effect) divided by (b) the Principal Balance of the Receivables as of the last day of the second Collection Period preceding the Crossover Date (or if a Trigger Event is in effect on the Crossover Date, the first Payment Date after the Crossover Date that a Trigger Event is not in effect) and (2) the Principal Balance of the Receivables as of the last day of the preceding Collection Period; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class E Notes in full, the amounts available shall be applied to the payment of principal on the Class E Notes on a pro rata basis; and

          (F) sixth, any remaining amounts, to the Certificate Distribution Account.

     SECTION 8.3 GENERAL PROVISIONS REGARDING ACCOUNTS.

     (a) The funds in the Trust Accounts shall be invested in Eligible Investments in accordance with and subject to Section 5.1(b) of the Sale and Servicing Agreement. Indenture Trustee shall not be directed to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to Indenture Trustee to make any such investment or sale, if requested by Indenture Trustee, Issuer shall deliver to Indenture Trustee an Opinion of Counsel, acceptable to Indenture Trustee, to such effect.

     (b) Subject to Section 6.1(c), Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to Indenture Trustee's failure to make payments on such Eligible Investments issued by Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

     (c) If (i) investment directions shall not have been given for any funds on deposit in the Trust Accounts to Indenture Trustee by 11:00 a.m. Eastern Time (or such other time as may be agreed by Issuer, Servicer and Indenture Trustee) on any Business Day; (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or (iii) if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration; then Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments in accordance with the standing instructions most recently given by the Servicer. Indenture Trustee shall not be liable for losses in respect of such investments in Eligible Investments that comply with the requirements of the Basic Documents.

     SECTION 8.4 RELEASE OF TRUST ESTATE.

     (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture or any other Basic Document, or convey Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture or such other document. No party relying upon an instrument executed by Indenture Trustee as provided in this Article VIII shall be bound to ascertain Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due Indenture Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture on any Receivable to be sold to (i) Seller in accordance with Section 3.3 of the Sale and Servicing Agreement and (ii) to Servicer in accordance with Section 4.7 of the Sale and Servicing Agreement.

     SECTION 8.5 OPINION OF COUNSEL. Indenture Trustee shall receive at least seven days' notice when requested by Issuer to take any action pursuant to
Section 8.4(a), accompanied by copies of any instruments involved, and Indenture Trustee may also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to Indenture Trustee in connection with any such action.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

     SECTION 9.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. (a) Without the consent of the Holders of any Notes but with prior written notice to the Rating Agencies by Issuer, as evidenced to Indenture Trustee, Issuer and Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to Indenture Trustee, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to Issuer, and the assumption by any such successor of the covenants of Issuer herein and in the Notes contained;

          (iii) to add to the covenants of Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially and adversely affect the interests of the Holders of the Notes;

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI;

          (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; or

          (viii) (A) to add, modify or eliminate such provisions of the Indenture as may be necessary or advisable in order to enable all or a portion of Issuer to qualify as, and to permit an election to be made to cause all or a portion of Issuer to be treated as, a "financial asset securitization investment trust" under the Code, and (B) in connection with any such election, to modify or eliminate existing provisions set forth in this Indenture relating to the intended federal income tax treatment of the Notes or Certificates and Issuer in the absence of the election; it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied; and

          (ix) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to Issuer of all or any portion of the Receivables to be recognized as a sale under GAAP by Seller to Issuer, (b) Issuer to avoid becoming a member of Seller's or Transferor's consolidated group under GAAP or (c) the Seller, the Transferor, any Seller Affiliate or any of other Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) Issuer and Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior written notice to the Rating Agencies by Issuer, as evidenced to Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

     SECTION 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. (a) Issuer and Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to Issuer and Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

     (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

     (ii) reduce the percentage of the Outstanding Amount of the Notes or the Controlling Note Class, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (iii) modify or alter (x) the provisions of the proviso as to the definition of the term "Outstanding" or (y) the definition of "Controlling Note Class";

     (iv) reduce the percentage of the Outstanding Amount of the Notes or Controlling Note Class required to direct Indenture Trustee to direct Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;

     (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

     (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

     (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

     (b) Indenture Trustee may determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. Indenture Trustee shall not be liable for any such determination made in good faith.

     (c) It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     (d) Promptly after the execution by Issuer and Indenture Trustee of any supplemental indenture pursuant to this Section, Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.3 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     SECTION 9.4 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of Indenture Trustee, Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.5 CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     SECTION 9.6 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by Indenture Trustee shall, bear a notation in form approved by Indenture Trustee as to any matter provided for in such supplemental indenture. If Issuer or Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of Indenture Trustee and Issuer, to any such supplemental indenture may be prepared and executed by Issuer and authenticated and delivered by Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X
                               REDEMPTION OF NOTES

     SECTION 10.1 REDEMPTION. The Notes are subject to redemption in whole, but not in part, at the direction of Servicer pursuant to Section 9.1(a) of the Sale and Servicing Agreement, on any Payment Date on which Servicer exercises its option to purchase the Trust Estate pursuant to said Section 9.1(a), for a purchase price equal to the Redemption Price; provided that Issuer has available funds sufficient to pay the Redemption Price. Servicer or Issuer shall furnish the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1(a), Servicer or Issuer shall furnish notice of such election to Indenture Trustee not later than 25 days prior to the Redemption Date and Issuer shall deposit with Indenture Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2 to each Holder of the Notes.
SECTION 10.2 FORM OF REDEMPTION NOTICE. (a) Notice of redemption under SECTION 10.1(A) shall be given by Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

     All notices of redemption shall state:

          (i) the Redemption Date;

          (ii) the Redemption Price;

          (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of Issuer to be maintained as provided in Section 3.2); and

          (iv) that interest on the Notes shall cease to accrue on the Redemption Date.

Notice of redemption of the Notes shall be given by Indenture Trustee in the name and at the expense of Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of such Note.

          (b) Prior notice of redemption under Section 10.1(b) is not required to be given to Noteholders.

     SECTION 10.3 NOTES PAYABLE ON REDEMPTION DATE. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1(a)), on the Redemption Date become due and payable at the Redemption Price and (unless Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI
                                  MISCELLANEOUS

     SECTION 11.1 COMPLIANCE CERTIFICATES AND OPINIONS, ETC. (a)Upon any application or request by Issuer to Indenture Trustee to take any action under any provision of this Indenture, Issuer shall furnish to Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with,
(ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

          (b) (i) Prior to the deposit of any Collateral or other property or securities with Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to Issuer of the Collateral or other property or securities to be so deposited.

          (ii) Whenever Issuer is required to furnish to Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i), Issuer shall also deliver to Indenture Trustee an Independent Certificate as to the same matters, if the fair value to Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of Issuer, as set forth in the certificates delivered pursuant to clause (i) and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

          (iii) Other than with respect to the release of any Purchased Receivables or Defaulted Receivables, whenever any property or securities are to be released from the lien of this Indenture, Issuer shall also furnish to Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever Issuer is required to furnish to Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii), Issuer shall also furnish to Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Defaulted Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

          (v) Notwithstanding Section 2.9 or any other provision of this Section, Issuer may without compliance with the requirements of the other provisions of this section 11.1, (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

     SECTION 11.2 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.

     (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     (b) Any certificate or opinion of an Authorized Officer of Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of Servicer, Seller, Administrator or Issuer, stating that the information with respect to such factual matters is in the possession of Servicer, Seller, Administrator or Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     (d) Whenever in this Indenture, in connection with any application or certificate or report to Indenture Trustee, it is provided that Issuer shall deliver any document as a condition of the granting of such application, or as evidence of Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     SECTION 11.3 ACTS OF NOTEHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to Indenture Trustee, and, where it is hereby expressly required, to Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of Indenture Trustee and Issuer, if made in the manner provided in this Section.

     (a) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of Indenture Trustee.

     (b) The ownership of Notes shall be proved by the Note Register.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by Indenture Trustee or Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 11.4 NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

     (a) Indenture Trustee by any Noteholder, Administrator or Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to Indenture Trustee at its Corporate Trust Office, or

     (b) Issuer by Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to Issuer addressed to: ACE RV and Marine Trust 2001-RV1, in care of U.S. Bank Trust National Association, as Owner Trustee, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, Attention:
Melissa Rosal, with a copy to Administrator at Wells Fargo Bank Minnesota, National Association, Sixth and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Marianna C. Stershic, or at any other address previously furnished in writing to Indenture Trustee by Issuer or Administrator. Issuer shall promptly transmit any notice received by it from the Noteholders to Indenture Trustee.

Notices required to be given to the Rating Agencies by Issuer, Indenture Trustee or Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007 and (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041-0003, Attention of Asset Backed Surveillance Department or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 11.5 NOTICES TO NOTEHOLDERS; WAIVER.

     (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to Issuer shall be deemed to be a sufficient giving of such notice.

     (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     SECTION 11.6 ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by Indenture Trustee. Issuer will furnish to the Indenture Trustee a copy of each such agreement and Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

     SECTION 11.7 CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     SECTION 11.8 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.9 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of Indenture Trustee in this Indenture shall bind its successors.

     SECTION 11.10 SEVERABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.11 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 11.12 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.14 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.15 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by Issuer and at its expense accompanied by an Opinion of Counsel delivered to the Indenture Trustee (which may be counsel to Indenture Trustee or any other counsel reasonably acceptable to Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to Indenture Trustee under this Indenture.

     SECTION 11.16 TRUST OBLIGATION.

     (a) No recourse may be taken, directly or indirectly, with respect to the obligations of Issuer, Seller, Servicer, Transferor, Owner Trustee or Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) Seller, Servicer, Transferor, Indenture Trustee or Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in Issuer, (iii) any partner, owner, member, beneficiary, agent, officer, director, employee or agent of Seller, Servicer, Transferor, Indenture Trustee or Owner Trustee in its individual capacity as such, (iv) or any holder of a beneficial interest in Issuer, Seller, Servicer, Transferor, Owner Trustee or Indenture Trustee or of any successor or assign of Seller, Indenture Trustee or Owner Trustee in its individual capacity as such, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of Issuer hereunder, Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

     (b) In furtherance of and not in derogation of the foregoing, to the extent Seller enters into other securitization transactions, each Noteholder, by accepting a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this Section, a Noteholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Seller or any other Person owned by Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Seller or any other Person owned by Seller, then each Noteholder, by accepting a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Seller or any other Person owned by Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder, by acceptance of a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 11.16(b) and the terms of this Section 11.16(b) may be enforced by an action for specific performance. The provisions of this Section 11.16(b) shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     SECTION 11.17 NO PETITION. Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against Seller or Issuer, or join in any institution against Seller or Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

     SECTION 11.18 INSPECTION. Issuer agrees that, on reasonable prior notice, it will permit any representative of Indenture Trustee, during Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss Issuer's affairs, finances and accounts with Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     SECTION 11.19 CONFIDENTIAL INFORMATION. Any Holder, by its acceptance of a Note, shall be deemed to have agreed to keep any information obtained by it pursuant to Section 4.12 of the Sale and Servicing Agreement confidential and not to use such information for any other purpose, except as required by applicable law.

     IN WITNESS WHEREOF, Issuer and Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                   ACE RV AND MARINE TRUST 2001-RV1


                                   By:  U.S. BANK TRUST NATIONAL ASSOCIATION,
                                   not in its individual capacity but solely as
                                   Owner Trustee,

                                   By:  /s/ MELISSA A. ROSAL
                                        -----------------------------
                                        Name:  Melissa A. Rosal
                                        Title: Vice President

                                   THE CHASE MANHATTAN BANK,
                                   not in its individual capacity but solely as Indenture Trustee,


                                   By:  /s/ JENNIFER H. BARAN
                                        -----------------------------
                                        Name:  Jennifer H. Baran
                                        Title: Assistant Vice President

                                   EXHIBIT A-1

                             FORM OF CLASS A-1 NOTE


REGISTERED
$[___________]                                        ISIN NO.     US00441RAA59
No. R-1                                                  CUSIP NO.  00441R AA 5


     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        ACE RV AND MARINE TRUST 2001-RV1
                       4.05% CLASS A-1 ASSET BACKED NOTES

     ACE RV and Marine Trust 2001-RV1, a Delaware business trust (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [__________________________] DOLLARS ($[______________]) payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-1 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-1 Notes pursuant to Section 3.1 of the Indenture dated as of June 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the April 2006 Payment Date (the "Class A-1 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section
3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the twentieth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the twentieth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: ______________ __, 2001


                                   ACE RV AND MARINE TRUST 2001-RV1

                                   By: U.S. Bank Trust National Association,
                                       as Owner Trustee of ACE RV and Marine
                                       Trust 2001-RV1

                                   By:________________________________
                                      Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Notes designated above and referred to in the within-mentioned Indenture.

Date: ______________ __, 2001


                                        [__________________], not in its
                                        individual capacity but solely as
                                        Authenticating Agent


                                        By:_________________________________
                                              Authorized Officer

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 4.05% Class A-1 Asset Backed Notes (the "Class A-1 Notes") which, together with the Issuer's 4.85% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), 5.36% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), 5.75% Class A-4 Asset Backed Notes (the "Class A-4 Notes"), 6.30% Class A-5 Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), 6.61% Class B Asset Backed Notes (the "Class B Notes"), 6.85% Class C Asset Backed Notes (the "Class C Notes"), 7.58% Class D Asset Backed Notes (the "Class D Notes") and 8.70% Class E Asset Backed Notes (the "Class E Notes" and, together with the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class A-1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-1 Notes are senior in right of payment to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, each as and to the extent provided in the Indenture.

     Principal of the Class A-1 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July, 2001. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-1 Final Scheduled Payment Date. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class A-1 Notes will be made in accordance with the provisions of the Indenture.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a) of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-1 Interest Rate to the extent lawful.

     As provided in the Indenture, the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Seller, the Transferor, the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Seller, the Transferor or the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Seller, the Indenture Trustee or the Owner Trustee, each in its individual capacity, or
(iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     In furtherance of and not in derogation of the foregoing paragraph, to the extent Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Seller or any other Person owned by Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Seller or any other Person owned by Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Seller or any other Person owned by Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Transferor or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Outstanding Amount of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   ASSIGNMENT

     Social Security or taxpayer I.D. or other identifying number of assignee:
______________________________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
_____________________________________________ (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________, 200_            By:  */____________________________



                                            Signature Guaranteed:

                                                 */____________________________



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                   EXHIBIT A-2

                             FORM OF CLASS A-2 NOTE


REGISTERED
$[___________]                                         ISIN NO.    US00441RAB33
No. R-1                                                   CUSIP NO. 00441R AB 3

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        ACE RV AND MARINE TRUST 2001-RV1
                       4.85 % CLASS A-2 ASSET BACKED NOTES

     ACE RV and Marine Trust 2001-RV1, a Delaware business trust (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______________________] DOLLARS ($[___________]) payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-2 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-2 Notes pursuant to Section 3.1 of the Indenture dated as of June 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the April 2008 Payment Date (the "Class A-2 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section
3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the twentieth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the twentieth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.


Date: ______________ __, 2001


                                 ACE RV AND MARINE TRUST 2001-RV1


                                 By:  U.S. Bank Trust National Association,
                                      as Owner Trustee of ACE RV and Marine
                                      Trust 2001-RV1


                                 By:_________________________________
                                       Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Notes designated above and referred to in the within-mentioned Indenture.

Date: ______________ __, 2001


                                      [__________________], not in its
                                      individual capacity but solely as
                                      Authenticating Agent


                                      By:_________________________________
                                            Authorized Officer

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 4.85% Class A-2 Asset Backed Notes (the "Class A-2 Notes") which, together with the Issuer's 4.05% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), 5.36% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), 5.75% Class A-4 Asset Backed Notes (the "Class A-4 Notes"), 6.30% Class A-5 Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), 6.61% Class B Asset Backed Notes (the "Class B Notes"), 6.85% Class C Asset Backed Notes (the "Class C Notes"), 7.58% Class D Asset Backed Notes (the "Class D Notes") and 8.70% Class E Asset Backed Notes (the "Class E Notes" and, together with the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class A-2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-2 Notes are subordinated in right of payment to the Class A-1 Notes and are senior in right of payment to the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, each as and to the extent provided in the Indenture.

     Principal of the Class A-2 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 2001. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-2 Final Scheduled Payment Date. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class A-2 Notes will be made in accordance with the provisions of the Indenture.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a) of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Controlling Note Class of Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section
10.2 of the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-2 Interest Rate to the extent lawful.

     As provided in the Indenture, the Class A Notes, the Class B Notes and the Class C Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Seller, the Transferor, the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Seller, the Transferor or the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Seller, the Indenture Trustee or the Owner Trustee, each in its individual capacity, or
(iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     In furtherance of and not in derogation of the foregoing paragraph, to the extent Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Seller or any other Person owned by Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Seller or any other Person owned by Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Seller or any other Person owned by Seller), including the payment of post- petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Transferor or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Outstanding Amount of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

___________________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:________________________________________________________
                   (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________, 200_


By:  */____________________________

Signature Guaranteed:


*/____________________________



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                   EXHIBIT A-3

                             FORM OF CLASS A-3 NOTE


REGISTERED
$[___________]                                        ISIN NO.     US00441RAC16
No. R-1                                                   CUSIP NO. 00441R AC 1


     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        ACE RV AND MARINE TRUST 2001-RV1

                       5.36% CLASS A-3 ASSET BACKED NOTES

     ACE RV and Marine Trust 2001-RV1, a Delaware business trust (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [__________________________] DOLLARS ($[_____________]) payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-3 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-3 Notes pursuant to Section 3.1 of the Indenture dated as of June 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the January 2011 Payment Date (the "Class A-3 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section
3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the twentieth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the twentieth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  ______________ __, 2001


                                     ACE RV AND MARINE TRUST 2001-RV1


                                     By:  U.S. Bank Trust National Association,
                                     as Owner Trustee of ACE RV and Marine Trust
                                     2001-RV1


                                     By:_________________________________
                                           Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-3 Notes designated above and referred to in the within-mentioned Indenture.

Date: ______________ __, 2001


                                     [__________________], not in its
                                     individual capacity but solely as
                                     Authenticating Agent


                                     By:_________________________________
                                           Authorized Officer

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 5.36% Class A-3 Asset Backed Notes (the "Class A-3 Notes") which, together with the Issuer's 4.05% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), 4.85% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), 5.75% Class A-4 Asset Backed Notes (the "Class A-4 Notes"), 6.30% Class A-5 Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), 6.61% Class B Asset Backed Notes (the "Class B Notes"), 6.85% Class C Asset Backed Notes (the "Class C Notes"), 7.58% Class D Asset Backed Notes (the "Class D Notes") and 8.70% Class E Asset Backed Notes (the "Class E Notes" and, together with the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class A-3 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-3 Notes are subordinated in right of payment to the Class A-1 Notes and the Class A-2 Notes and are senior in right of payment to the Class A-4 Notes, the Class A-5 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, each as and to the extent provided in the Indenture.

     Principal of the Class A-3 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 2001. All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled hereto.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-3 Final Scheduled Payment Date. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class A-3 Notes will be made in accordance with the provisions of the Indenture.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a) of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-3 Interest Rate to the extent lawful.

     As provided in the Indenture, the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Seller, the Transferor, the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Seller, the Transferor or the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Seller, the Indenture Trustee or the Owner Trustee, each in its individual capacity, or
(iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     In furtherance of and not in derogation of the foregoing paragraph, to the extent Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Seller or any other Person owned by Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Seller or any other Person owned by Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Seller or any other Person owned by Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Transferor or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more Supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Outstanding Amount of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

_____________________________________________________________________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
-----------------------------------------------------------------------------
                       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________, 200_



                                        By:  */______________________________

                              Signature Guaranteed:

*/____________________________________________________________________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                   EXHIBIT A-4

                            FORM OF CLASS A - 4 NOTE


REGISTERED
$[___________]                                         ISIN NO.    US00441RAD98
No. R-1                                                   CUSIP NO. 00441R AD 9

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        ACE RV AND MARINE TRUST 2001-RV1

                       5.75% CLASS A-4 ASSET BACKED NOTES

     ACE RV and Marine Trust 2001-RV1, a Delaware business trust (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [____________] DOLLARS ($[____________]) payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-4 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-4 Notes pursuant to Section 3.1 of the Indenture dated as of June 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the May 2012 Payment Date (the "Class A-4 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section
3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the twentieth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the twentieth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: [____________]

                                    ACE RV AND MARINE TRUST 2001-RV1


                                    By:  U.S. Bank Trust National Association,
                                    as Owner Trustee of ACE RV and Marine Trust
                                    2001-RV1


                                    By:_________________________________
                                          Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-4 Notes designated above and referred to in the within-mentioned Indenture.

Date: ______________ __, 2001

                                     [__________________], not in its
                                     individual capacity but solely as
                                     Authenticating Agent


                                     By:_________________________________
                                           Authorized Officer

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 5.75% Class A-4 Asset Backed Notes (the "Class A-4 Notes") which, together with the Issuer's 4.05% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), 4.85% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), 5.36% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), 6.30% Class A-5 Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), 6.61% Class B Asset Backed Notes (the "Class B Notes"), 6.85% Class C Asset Backed Notes (the "Class C Notes"), 7.58% Class D Asset Backed Notes (the "Class D Notes") and 8.70% Class E Asset Backed Notes (the "Class E Notes" and, together with the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-4 Notes are subordinated in right of payment to the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes and are senior in right of payment to the Class A-5 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, each as and to the extent provided in the Indenture.

     Principal of the Class A-4 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 2001. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-4 Final Scheduled Payment Date. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class A-4 Notes will be made in accordance with the provisions of the Indenture.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a) of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-4 Interest Rate to the extent lawful.

     As provided in the Indenture, the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Seller, the Transferor, the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Seller, the Transferor or the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Seller, the Indenture Trustee or the Owner Trustee, each in its individual capacity, or
(iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     In furtherance of and not in derogation of the foregoing paragraph, to the extent Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Seller or any other Person owned by Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Seller or any other Person owned by Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Seller or any other Person owned by Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Transferor or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of Outstanding Amount of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     THE NOTES ARE ISSUABLE ONLY IN REGISTERED FORM IN DENOMINATIONS AS PROVIDED IN THE INDENTURE, SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:


------------------------------------------------------------------------------
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------
                   (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ___________________, 200__



                                      By:  */____________________________

                              Signature Guaranteed:

*/___________________________________________________________________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                   EXHIBIT A-5

                            FORM OF CLASS A - 5 NOTE


REGISTERED
$[___________]                                         ISIN NO.    US00441RAE71
No. R-1                                                   CUSIP NO. 00441R AE 7

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        ACE RV AND MARINE TRUST 2001-RV1

                       6.30% CLASS A-5 ASSET BACKED NOTES

     ACE RV and Marine Trust 2001-RV1, a Delaware business trust (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [____________] DOLLARS ($[____________]) payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-5 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-5 Notes pursuant to Section 3.1 of the Indenture dated as of June 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the September 2021 Payment Date (the "Class A-5 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section
3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the twentieth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the twentieth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: [____________]

                                   ACE RV AND MARINE TRUST 2001-RV1


                                   By:  U.S. Bank Trust National Association,
                                   as Owner Trustee of ACE RV and Marine Trust
                                   2001-RV1


                                   By:_________________________________
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-5 Notes designated above and referred to in the within-mentioned Indenture.

Date: ______________ __, 2001

                                      [__________________], not in its
                                      individual capacity but solely as
                                      Authenticating Agent


                                      By:_________________________________
                                            Authorized Officer

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.30% Class A-5 Asset Backed Notes (the "Class A-5 Notes") which, together with the Issuer's 4.05% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), 4.85% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), 5.36% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), 5.75% Class A-4 Asset Backed Notes (the "Class A-4 Notes", and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-5 Notes, the "Class A Notes"), 6.61% Class B Asset Backed Notes (the "Class B Notes"), 6.85% Class C Asset Backed Notes (the "Class C Notes"), 7.58% Class D Asset Backed Notes (the "Class D Notes") and 8.70% Class E Asset Backed Notes (the "Class E Notes" and, together with the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class A-5 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-5 Notes are subordinated in right of payment to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes and are senior in right of payment to the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, each as and to the extent provided in the Indenture.

     Principal of the Class A-5 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 2001. All principal payments on the Class A-5 Notes shall be made pro rata to the Class A-5 Noteholders entitled thereto.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-5 Final Scheduled Payment Date. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class A-5 Notes will be made in accordance with the provisions of the Indenture.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a) of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-5 Interest Rate to the extent lawful.

     As provided in the Indenture, the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Seller, the Transferor, the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Seller, the Transferor or the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Seller, the Indenture Trustee or the Owner Trustee, each in its individual capacity, or
(iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     In furtherance of and not in derogation of the foregoing paragraph, to the extent Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Seller or any other Person owned by Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Seller or any other Person owned by Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Seller or any other Person owned by Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Transferor or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of Outstanding Amount of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     THE NOTES ARE ISSUABLE ONLY IN REGISTERED FORM IN DENOMINATIONS AS PROVIDED IN THE INDENTURE, SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:


------------------------------------------------------------------------------
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------
                       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ___________________, 200__



                                       By:  */____________________________

                              Signature Guaranteed:

*/___________________________________________________________________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                    EXHIBIT B

                              FORM OF CLASS B NOTE

REGISTERED
$[___________]                                         ISIN NO.    US00441RAF47
No. R-1                                                   CUSIP NO. 00441R AF 4

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        ACE RV AND MARINE TRUST 2001-RV1

                        6.61% CLASS B ASSET BACKED NOTES

     ACE RV and Marine Trust 2001-RV1, a Delaware business trust (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [____________] DOLLARS ($[____________]) payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class B Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class B Notes pursuant to Section 3.1 of the Indenture dated as of June 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the September 2021 Payment Date (the "Class B Final Scheduled Payment Date") and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Capitalized terms used but not defined herein are defined in
Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section
3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the twentieth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the twentieth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: ______________ __, 2001


                                     ACE RV AND MARINE TRUST 2001-RV1


                                     By:  U.S. Bank Trust National Association,
                                     as Owner Trustee of ACE RV and Marine Trust
                                     2001-RV1


                                     By:_________________________________
                                           Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Notes designated above and referred to in the within-mentioned Indenture.

Date: ______________ __, 2001

                                      [__________________], not in its
                                      individual capacity but solely as
                                      Authenticating Agent


                                      By:_________________________________
                                            Authorized Officer

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.61% Class B Asset Backed Notes (the "Class B Notes") which, together with the Issuer's 4.05% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), 4.85% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), 5.36% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), 5.75% Class A-4 Asset Backed Notes (the "Class A-4 Notes"), 6.30% Class A-5 Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), 6.85% Class C Asset Backed Notes (the "Class C Notes"), 7.58% Class D Asset Backed Notes (the "Class D Notes") and 8.70% Class E Asset Backed Notes (the "Class E Notes" and, together with the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class B Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated in right of payment to the Class A Notes and are senior in right of payment to the Class C Notes, the Class D Notes and the Class E Notes, each as and to the extent provided in the Indenture.

     Principal of the Class B Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 2001. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class B Final Scheduled Payment Date or the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class B Notes will be made in accordance with the provisions of the Indenture.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a) of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful.

     As provided in the Indenture, the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Seller, the Transferor, the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Seller, the Transferor or the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Seller, the Indenture Trustee or the Owner Trustee, each in its individual capacity, or
(iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     In furtherance of and not in derogation of the foregoing paragraph, to the extent Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Seller or any other Person owned by Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Seller or any other Person owned by Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Seller or any other Person owned by Seller), including the payment of post- petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Transferor or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Outstanding Amount of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
------------------------------------------------------------------------------

 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
------------------------------------------------------------------------------
                     (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


                                       Dated: ___________________, 200_


                                       By:  */____________________________


                              Signature Guaranteed:

*/__________________________________________________________________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                    EXHIBIT C
                              FORM OF CLASS C NOTE


REGISTERED
$[___________]                                           ISIN NO.  US00441RAG20
No. R-1                                                   CUSIP NO. 00441R AG 2

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        ACE RV AND MARINE TRUST 2001-RV1
                        6.85% CLASS C ASSET BACKED NOTES

     ACE RV and Marine Trust 2001-RV1, a Delaware business trust (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [____________] DOLLARS ($[____________]) payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class C Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class C Notes pursuant to Section 3.1 of the Indenture dated as of June 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the September 2021 Payment Date (the "Class C Final Scheduled Payment Date") and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Capitalized terms used but not defined herein are defined in
Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section
3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the twentieth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the twentieth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: [____________]

                                     ACE RV AND MARINE TRUST 2001-RV1


                                     By:  U.S. Bank Trust National Association,
                                     as Owner Trustee of ACE RV and Marine Trust
                                     2001-RV1


                                     By:_________________________________
                                           Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Notes designated above and referred to in the within-mentioned Indenture.

Date: ______________ __, 2001

                                        [__________________], not in its
                                        individual capacity but solely as
                                        Authenticating Agent


                                        By:_________________________________
                                              Authorized Officer

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.85% Class C Asset Backed Notes (the "Class C Notes") which, together with the Issuer's 4.05% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), 4.85% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), 5.36% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), 5.75% Class A-4 Asset Backed Notes (the "Class A-4 Notes"), 6.30% Class A-5 Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), 6.61% Class B Asset Backed Notes (the "Class B Notes"), 7.58% Class D Asset Backed Notes (the "Class D Notes") and 8.70% Class E Asset Backed Notes (the "Class E Notes" and, together with the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class C Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class C Notes are subordinated in right of payment to the Class A Notes and the Class B Notes and are senior in right of payment to the Class D Notes and the Class E notes, each as and to the extent provided in the Indenture.

     Principal of the Class C Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 2001. All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class C Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class C Notes will be made in accordance with the provisions of the Indenture.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a) of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class C Interest Rate to the extent lawful.

     As provided in the Indenture, the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Seller, the Transferor, the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Seller, the Transferor or the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Seller, the Indenture Trustee or the Owner Trustee, each in its individual capacity, or
(iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     In furtherance of and not in derogation of the foregoing paragraph, to the extent Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Seller or any other Person owned by Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Seller or any other Person owned by Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Seller or any other Person owned by Seller), including the payment of post- petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Transferor or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Outstanding Amount of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

_____________________________________________________________________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
-----------------------------------------------------------------------------
                       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________, 200_



                                        By:  */______________________________

                              Signature Guaranteed:

*/____________________________________________________________________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                    EXHIBIT D
                              FORM OF CLASS D NOTE


REGISTERED
$[___________]                                         ISIN NO.    US00441RAH03
No. R-1                                                   CUSIP NO. 00441R AH 0


     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        ACE RV AND MARINE TRUST 2001-RV1
                        7.58% CLASS D ASSET BACKED NOTES

     ACE RV and Marine Trust 2001-RV1, a Delaware business trust (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [____________] DOLLARS ($[____________]) payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class D Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class D Notes pursuant to Section 3.1 of the Indenture dated as of June 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the September 2021 Payment Date (the "Class D Final Scheduled Payment Date") and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Capitalized terms used but not defined herein are defined in
Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section
3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the twentieth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the twentieth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: [____________]

                                     ACE RV AND MARINE TRUST 2001-RV1


                                     By:  U.S. Bank Trust National Association,
                                     as Owner Trustee of ACE RV and Marine Trust
                                     2001-RV1


                                     By:_________________________________
                                           Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class D Notes designated above and referred to in the within-mentioned Indenture.

Date: ______________ __, 2001

                                       [__________________], not in its
                                       individual capacity but solely as
                                       Authenticating Agent


                                       By:_________________________________
                                             Authorized Officer

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 7.58% Class D Asset Backed Notes (the "Class D Notes") which, together with the Issuer's 4.05% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), 4.85% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), 5.36% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), 5.75% Class A-4 Asset Backed Notes (the "Class A-4 Notes"), 6.30% Class A-5 Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), 6.61% Class B Asset Backed Notes (the "Class B Notes"), 6.85% Class C Asset Backed Notes (the "Class C Notes") and 8.70% Class E Asset Backed Notes (the "Class E Notes" and, together with the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class D Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class D Notes are subordinated in right of payment to the Class A Notes, Class B Notes and the Class C Notes, and senior in right of payment to the Class E Notes, as and to the extent provided in the Indenture.

     Principal of the Class D Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 2001. All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class D Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class D Notes will be made in accordance with the provisions of the Indenture.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a) of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class D Interest Rate to the extent lawful.

     As provided in the Indenture, the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Seller, the Transferor, the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Seller, the Transferor or the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Seller, the Indenture Trustee or the Owner Trustee, each in its individual capacity, or
(iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     In furtherance of and not in derogation of the foregoing paragraph, to the extent Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Seller or any other Person owned by Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Seller or any other Person owned by Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Seller or any other Person owned by Seller), including the payment of post- petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Transferor or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Outstanding Amount of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

_____________________________________________________________________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
-----------------------------------------------------------------------------
                     (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________, 200_



                                       By:  */______________________________

                              Signature Guaranteed:

*/____________________________________________________________________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                    EXHIBIT E
                              FORM OF CLASS E NOTE


REGISTERED
$[___________]                                         ISIN NO.    US00441RAJ68
No. R-1                                                   CUSIP NO. 00441R AJ 6


     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (3) IN A TRANSACTION COMPLYING WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     THIS NOTE OR INTEREST THEREIN MAY NOT BE ACQUIRED OR HELD (IN THE INITIAL ACQUISITION OR THROUGH A TRANSFER) WITH PLAN ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), ANY "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY ENTITY DEEMED TO HOLD THE ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "BENEFIT PLAN").

     THIS NOTE MAY NOT BE ACQUIRED BY A NON-U.S. PERSON.

                        ACE RV AND MARINE TRUST 2001-RV1
                        8.70% CLASS E ASSET BACKED NOTES

     ACE RV and Marine Trust 2001-RV1, a Delaware business trust (herein referred to as the "Issuer"), for value received, hereby promises to pay to ______________________, the principal sum of [____________] DOLLARS
($[____________]) payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class E Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class E Notes pursuant to Section 3.1 of the Indenture dated as of June 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the September 2021 Payment Date (the "Class E Final Scheduled Payment Date") and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Capitalized terms used but not defined herein are defined in
Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section
3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the twentieth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the twentieth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: [____________]

                                    ACE RV AND MARINE TRUST 2001-RV1


                                    By:  U.S. Bank Trust National Association,
                                    as Owner Trustee of ACE RV and Marine Trust
                                    2001-RV1


                                    By:_________________________________
                                          Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class E Notes designated above and referred to in the within-mentioned Indenture.

Date: ______________ __, 2001

                                          [__________________], not in its
                                          individual capacity but solely as
                                          Authenticating Agent


                                          By:_________________________________
                                                Authorized Officer

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 8.70% Class E Asset Backed Notes (the "Class E Notes") which, together with the Issuer's 4.05% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), 4.85% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), 5.36% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), 5.75% Class A-4 Asset Backed Notes (the "Class A-4 Notes"), 6.30% Class A-5 Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), 6.61% Class B Asset Backed Notes (the "Class B Notes"), 6.85% Class C Asset Backed Notes (the "Class C Notes") and 7.58% Class D Asset Backed Notes (the "Class D Notes" and, together with the Class A Notes, the Class B Notes, the Class C Notes, the Class E Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class E Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class E Notes are subordinated in right of payment to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, as and to the extent provided in the Indenture.

     Principal of the Class E Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 2001. All principal payments on the Class E Notes shall be made pro rata to the Class E Noteholders entitled thereto.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class E Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class E Notes will be made in accordance with the provisions of the Indenture.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a) of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class E Interest Rate to the extent lawful.

     As provided in the Indenture, the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Seller, the Transferor, the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Seller, the Transferor or the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Seller, the Indenture Trustee or the Owner Trustee, each in its individual capacity, or
(iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     In furtherance of and not in derogation of the foregoing paragraph, to the extent Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Seller or any other Person owned by Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Seller or any other Person owned by Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Seller or any other Person owned by Seller), including the payment of post- petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Transferor or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Outstanding Amount of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

_____________________________________________________________________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
-----------------------------------------------------------------------------
                      (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________, 200_



                                     By:  */______________________________

                              Signature Guaranteed:

*/____________________________________________________________________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.